Exhibit 10.23

                   Registration Rights Agreement-Mark Maltzer

                        PETCARE TELEVISION NETWORK, INC.

                          REGISTRATION RIGHTS AGREEMENT

     AGREEMENT made this 10th day of June, 2003 by and between PetCARE Television Network, Inc. having an address at 321 N. Kentucky Avenue, Suite 1, Lakeland, Florida 33801 (the "Company") and Mark Maltzer, having an address at 5881 Wedgewood Drive, Granite Bay, CA 95746 (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, simultaneously herewith, the Company and the Holder are entering into a Note Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company is issuing, and the Holder is purchasing a Convertible Promissory Note of the Company due June 9, 2006, in the aggregate principal amount of $50,000 (the "Note"); and

     WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

     NOW THEREFORE, in consideration of the agreements set forth herein the parties agree as follows:

1.   CERTAIN DEFINITIONS.
     --------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $.0005 par value per share, of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

     "Conversion Shares" means the shares of Common Stock or other equity securities issued or issuable upon conversion of the Note.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Holder" or "Holders" means Mark Maltzer and any party who shall hereafter acquire and hold Registrable Securities.

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     "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in paragraph 4.

     "Registrable Securities" means any (i) Conversion Shares owned by the Holder and (ii) shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clause (i) above by way of stock dividends, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) the Note has been paid in full.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may from time to time, be in effect.

2.   Piggyback Registration
     ----------------------

     2.1 Notice of Proposed Registration. Each time that Company proposes for any reason to register any of its Shares under the Securities Act (a "Proposed Registration"), on Form S-1, S-2 or S-3 or any similar or successor forms, Company will promptly give written notice of such Proposed Registration to the Holders and will offer the Holders the right to request inclusion of all or a portion of such Holder's Registrable Securities in the Proposed Registration. Each Holder will have ten (10) Trading Days from the receipt of such notice to deliver a written request specifying the number of such Registrable Securities that such Holder intends to sell and such Holder's intended method of disposition. In the event that the Proposed Registration by Company is, in whole or in part, an Underwritten Offering, any request under Section 3.2 must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the Shares, if any, otherwise being sold through underwriters under such Proposed Registration. Company will not be required to effect more than one registration pursuant to this Section 3.

     2.2 Allocation. Upon receipt of a written request pursuant to Section 3.1 hereof, Company will promptly use its best efforts to cause all such Registrable Securities to be registered under the Securities Act, to the extent required to

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permit sale or disposition as set forth in the written request. Notwithstanding the foregoing, if the managing underwriter(s) of any Proposed Registration determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the Underwritten Offering together with any other issued and outstanding Shares proposed to be included therein by other stockholders would interfere with the successful marketing of Company's Shares (or any Shares being sold by any other stockholder with demand registration rights), then Company will not be required to register any Registrable Securities in excess of the amount, if any, of Registrable Securities which the managing underwriter(s) of such Underwritten Offering will reasonably and in good faith agree to include in such offering in excess of any amount to be registered for Company (or such stockholder with demand registration rights); and provided, further, that if any Registrable Securities are not included for this reason, any such reduction in the number of Registrable Securities will be pro rata with any reduction in the number of Shares sought to be included in the registration by such other stockholders with similar "piggyback" registration rights.

3.   Registration Procedures
     -----------------------

     3.1 Actions to be taken by Company. In connection with the registration of Registrable Securities pursuant to Section 3 hereof, Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the proposed method or methods of distribution by the selling holders thereof and accordingly will:

          3.1.1 prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form will be available for the sale of the Registrable Securities to be covered thereby in accordance with the intended method or methods of distribution by the selling holders thereof and will include all financial statements required by the SEC to be filed therewith; provided that before filing a Registration Statement or any amendments or supplements thereto or Prospectus, including in each case documents incorporated by reference, Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents at least three Trading Days prior to the day they are proposed to be filed.

          3.1.2 prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period ending on the earlier of (a) nine months after the effective date of the Registration Statement or (b) consummation of the distribution of the securities covered by such Registration Statement; cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period referred to above in accordance with the intended method or methods of distribution by the selling Holders thereof set forth in such Registration Statement as amended or supplement to the Prospectus used in connection therewith;

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          3.1.3 notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (a) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (b) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(d) of the receipt by Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (e) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          3.1.4 upon the occurrence of any event contemplated by Section 3.1.3(e), prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          3.1.5 use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending or preventing the use of any Prospectus or suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of any Shares included in such Registration Statement for sale in any jurisdiction;

          3.1.6 furnish each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and every post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits (including those incorporated by reference) and furnish each selling Holder a conformed copy of each such document;

          3.1.7 deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          3.1.8 prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel on a best efforts basis to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or

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underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that Company will not be required to (a) qualify generally to do business in any jurisdiction where it is not then so qualified or (b) consent to general service of process for all purposes in any jurisdiction where it is not then subject to process or (c) subject itself to taxation in any such jurisdiction;

          3.1.9 cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders or managing underwriters may request at least two Trading Days prior to any sale of Registrable Securities to the underwriters;

          3.1.10 provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable registration;

          3.1.11 enter into such agreements and take all such other actions as may be reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (a) make such representations and warranties to the selling Holders of such Registrable Securities in form, substance and scope as are customarily made by issuers comparable to Company to underwriters in primary underwritten offerings; (b) obtain opinions of counsel to Company and updates thereof (which counsel and opinions (in form, scope and substance) will be reasonably satisfactory to the managing underwriters, if any) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (c) if the Registrable Securities are to be distributed pursuant to an Underwritten Offering, obtain "cold comfort" letters and updates thereof from Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, such letters to be in customary form and covering such matters of the type customarily covered in "cold comfort" letters and as underwriters, if any, may reasonably require; and (d) deliver such documents and certificates as may be requested by the selling Holders and the managing underwriters, if any, to evidence compliance with clause (a) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          3.1.12 otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as practicable but in any event no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an Underwritten Offering, or (b) if not sold to underwriters in such an offering, beginning with the first month of Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements will cover said 12-month periods;

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          3.1.13 in the case of an S-3 Registration, permit any selling Holder of Registrable Securities which Holder believes he, she or it may be deemed to be an underwriter to require the insertion in the Registration Statement, Prospectus, preliminary prospectus, or any supplement or amendment thereto, any material which in such Holder's reasonable judgment should be inserted therein, provided that such material be furnished under circumstances as will cause it to be subject to the indemnification provisions of Section 5.2 hereto and provided that Company will not be required to insert any material that it believes to contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.2 Information from Holders. Company may require such Holder of Registrable Securities as to which any registration is being effected to furnish to Company such information regarding the distribution of such securities as Company may from time to time reasonably request in writing.

     3.3 Certain Events. Each Holder of Registrable Securities agrees by reason of its acquisition and holding of such Registrable Securities that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 3.1.3 (c)-(e) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1.4 hereof, or until it is advised in writing by Company that the use of the Prospectus may be resumed, and, if so directed by Company in writing, such Holder will deliver to Company (at Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

4.   Registration Expenses
     ---------------------

     All expenses incident to Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, fees with respect to listings or filings required to be made with NASDAQ or any national securities exchange on which the Registrable Securities are listed, fees and expenses of compliance with securities or blue sky laws, printing expenses of any registration under Section 3, messenger, telephone and delivery expenses, fees and disbursements of counsel for Company and of all independent certified public accountants of Company (including the expenses of any special audit and "cold comfort" letters required by or incidental to such performance), and securities acts liability insurance if Company so desires, and reasonable fees and expenses of other Persons retained by Company in connection with the registration, will be borne by Company; provided however, that the Holders of the Registrable Securities will be responsible (regardless of whether the Registration Statement becomes effective) for any (a) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities, (b) fees and expenses of any counsel, accountants, or other persons retained or employed by the Holders and (c) transfer taxes, if any.

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5.   Indemnification
     ---------------

     5.1 Indemnification by Company. Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder of Registrable Securities, its directors and officers and each Person who controls (within the meaning of the Securities Act) such Holder against all losses, claims, damages, liabilities, costs, expenses, fines and penalties (or actions in respect thereof) (including reasonable attorney's fees and disbursements) caused by (a) any violation of law by Company in connection with or any breach by Company of its undertakings hereunder or (b) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto, Prospectus, preliminary prospectus or amendment or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendment or supplement thereto after Company has furnished such Holder with a sufficient number of copies of the same. Company will also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to substantially the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested.

     5.2 Indemnification by Holders of Registrable Securities. In connection with the Registration, each Holder of Registrable Securities will furnish to Company in writing such information and affidavits as Company reasonably requests in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, Company, its directors and officers and each Person who controls Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) resulting from any untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus necessary to make the statements therein not misleading, to the extent, but only the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder to Company specifically for inclusion in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, provided that no selling Holder will be required under this
Section 6.2 to pay an amount greater than the dollar amount of the proceeds received by such selling Holder (net of underwriting commissions and discounts) with respect to the sale of the Shares giving rise to the claim and the liability of selling Holders will be several and not joint. Company will be entitled to receive indemnities from underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, to the same extent as provided above or otherwise as agreed to by Company and such Person with respect to information so furnished in writing by such Person specifically for the inclusion in any Prospectus or Registration Statement.

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     5.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) permit such indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to the indemnified party, provided, however, that any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in the defense of such claims, but the fees and expense of such counsel will be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party, in any of which events such reasonable fees and expenses will be borne by the indemnifying party and the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party will not, in connection with any such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Holders. Anything in this Section to the contrary notwithstanding, Company will not be liable for any settlement of any such claim or action effected without its written consent.

     5.4 Contribution. If the indemnification provided for in Sections 5.1 and
5.2 from the indemnifying party is unavailable to or unenforceable by the indemnified party in respect to any losses, claims, damages, liabilities, costs, expenses, fines or penalties referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages liabilities, costs, expenses, fines or penalties in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities, costs, expenses, fines or penalties, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party, as a result of the losses, claims, damages, liabilities, costs, expenses, fines and penalties referred to above shall be deemed to include, subject to the limitations set forth in
Section 5, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Company and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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6.   Participation in Underwritten Registrations; Required Cooperation
     -----------------------------------------------------------------

     No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that no selling Holder of Registrable Securities in any Underwritten Registration will be required to make any representation or warranty to Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution. Nothing in this
Section 7 will be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth therein.

7.   Lock-Up
     -------

     In the event of any Proposed Registration involving a proposed Underwritten Offering of Shares or any security convertible into or exchangeable for Shares, then each Holder whose Registrable Securities are included in a Registration Settlement filed pursuant to Section 2 hereof will not effect any sale or distribution of any Shares, including any sale pursuant to Rule 144, without the consent of the managing underwriter for such Underwritten Offering, during a period (the "Lock-Up Period") commencing 30 days before (or, if later, the date on which the Holders receive notice of such proposed Underwritten Offering) and ending 180 days (or such fewer number as the managing underwriter may designate) after the effective date of such registration statement (or if such Underwritten Offering is pursuant to a shelf registration, for a period (not to exceed 180 days) commencing upon notice of such transaction and ending 180 days after pricing of such transaction.

8.   Miscellaneous
     -------------

     8.1 Notices. Any notices, requests and other communications hereunder will be in writing and will be deemed given on the date of delivery, if delivered personally, by facsimile transmission, or by overnight courier, or three (3) days after mailing, if sent by registered or certified United States mail, postage prepaid and return receipt requested, in each case addressed as follows:

         If to the Company, to:

         PetCARE Television Network, Inc.
         17324 Whirley Road
         Lutz, Florida  33558
         Telephone:  (888) 701-1202
         Facsimile:    (970) 384-0507
         Attention:  Philip Cohen

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         With a copy to:

         Sommer & Schneider LLP
         595 Stewart Avenue
         Garden City, New York  11530
         Telephone:  (516) 228-8181
         Facsimile:  (516) 228-8211
         Attention:  Joel C. Schneider, Esq.

         If to the Purchasers, to:

         Their address set forth in the Purchase Agreement.

except that any of the foregoing may from time to time by written notice to the others designate another address, which will thereupon become its effective address for the purposes of this section. Any notice delivered by facsimile will be confirmed by a written notice delivered in the mails, by overnight courier or personally; provided that the foregoing will not effect the time for when such facsimile notice will have been considered to have been delivered, such delivery being determined as provided in the first sentence of this Section 8.1.

     8.2 Modification and Waiver. No terms and provisions of this Agreement, including without limitation the terms and provisions contained in this sentence, will be waived, modified or altered so as to impose any additional obligations or liability or grant any additional right or remedy and no custom, payment, act, knowledge, extension of time, favor or indulgence, gratuitous or otherwise, or words or silence at any time, will impose any additional obligation or liability or grant any additional right or remedy or be deemed a waiver or release of any obligation, liability, right or remedy except as set forth in a written instrument properly executed and delivered by the party sought to be charged, expressly stating that it is, and the extent to which it is, intended to be so effective. No assent, express or implied, by any party, or waiver by any party, to or of any breach of any term or provision of this Agreement will be deemed to be an assent or waiver to or of such or any succeeding breach of the same or any other such term or provision. This Agreement may be amended, modified, supplemented or provisions waived only upon the written agreement of the Company and the holder of not less than a majority of the Registrable Shares.

     8.3 Partial Invalidity. It is the intention of the parties that the provisions of this Agreement will be enforceable to the fullest extent permissible under applicable law, and that the unenforceability of any provision or provisions of this Agreement by such law will not render unenforceable, or impair, the remainder of the Agreement. If any part of this Agreement will be determined to be invalid, illegal or unenforceable by any valid Act of Congress or act of any legislature or by any regulation duly promulgated by the United States or a state acting in accordance with the law, or declared null and void by any court of competent jurisdiction, then such part will be reformed, if possible, to conform to the law and, in any event, the remaining parts of this Agreement will be fully effective and operative insofar as reasonably possible.

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     8.4 Assignment; Successors. This Agreement is not assignable in whole or in part by either party without the prior written consent of the other party. Notwithstanding the foregoing, Company may assign this Agreement to a successor, Affiliate or parent company without the consent of the Holders provided that any such assignment will not release Company from its obligations hereunder. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     8.5 No Third Party Beneficiaries. Nothing contained in this Agreement is intend to confer any benefit under this Agreement on anyone other than a party hereto or any Holder.

     8.6 Governing Law. THIS AGREEMENT AND THE SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF FLORIDA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     8.7 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America, in each case located in the County of Hillsborough, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to the Transaction Documents and the transactions contemplated thereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Florida or the United State of America, in each case located in the County of Hillsborough, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

     8.8 Service of Process. Nothing herein shall affect the right of any holder of any Securities to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     8.9 Jury Waiver. COMPANY AND HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY MATTER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT.

     8.10 Termination. All of Company's obligations to register Registrable Securities pursuant to this Agreement shall terminate on the earlier of (i) such time as all Registrable Securities held by or issuable to the Holder may be sold under Rule 144 during any ninety (90) day period; or (ii) the seventh anniversary of the date of this Agreement. Until the Reserved Shares are eligible for resale by the Holders without registration pursuant to Rule 144(k),

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


in order to make available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Reserved Shares to the public without registration, Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; and (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act.

     8.11 No Inconsistent Agreements. Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which conflicts with the provisions hereof. The rights granted to the Holders of Registrable Securities hereunder do not conflict with any existing rights granted to existing holders of Company securities under any other agreements, except that certain existing holders of Company securities may have registration rights which may provide priority to such existing holders in the event of cut-backs of the securities to be included in certain registrations.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            PETCARE TELEVISION NETWORK, INC.



                                            By: /s/ Philip Cohen
                                               -------------------------------
                                               Philip Cohen, President

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


                                   SCHEDULE I


Holder:

Mark Maltzer
5881 Wedgewood Drive
Granite Bay, CA  95746


/s/ Mark Maltzer
--------------------------
(Signature)



     The Company confirms its Registration Rights Agreement with the above Holder, this 10th day of June, 2003.

                                            PETCARE TELEVISION NETWORK, INC.



                                            By: /s/ Philip Cohen
                                               -------------------------------
                                               Philip Cohen, President

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